EXHIBIT 4.4


                          See Legend(s) on Reverse Side

                          COMMONWEALTH OF MASSACHUSETTS

-----------                                                          -----------
No. xx                                                               xxxx Shares
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                          IMPLANT SCIENCES CORPORATION

              Series A 7% Cumulative Convertible Preferred Stock


THIS CERTIFIES THAT                  SPECIMEN                 is the owner of
                    -----------------------------------------
                 xxxxxxxxxxxxxxx                  Shares of the Capital Stock of
--------------------------------------------------
                          IMPLANT SCIENCES CORPORATION

                                    PREFERRED
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

ON WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
this         xx           day of         xxx      A.D. 20 xxx
    ----------------------      ------------------       ----


-----------------------------------         -----------------------------------
President                                   Treasurer


                          SHARES [$.01 Par Value] EACH


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THESE SHARES OF PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF
THE PREFERRED STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES OF PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE PREFERRED STOCK OR COMMON STOCK ISSUABLE UPON CONVERSION OF PREFERRED STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IMPLANT SCIENCES CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OF STOCK OR SERIES OF ANY CLASS ARE SET FORTH IN THE ARTICLES OF ORGANIZATION OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF THE ARTICLES OF ORGANIZATION OF THE CORPORATION TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST.


                                  CERTIFICATE

                                      FOR

                                      xxxxx

                                     SHARES

                                     OF THE

                                  CAPITAL STOCK

                          -----------------------------



                          IMPLANT SCIENCES CORPORATION
                             Series A 7% Cumulative
                          Convertible Preferred Stock



                          -----------------------------
                                    ISSUED TO

                                      xxxxx


                                      Date

                                      xxxxx


     For Value Received      hereby sell, assign and transfer unto
                                                                  --------------
                                                                          Shares
-------------------------------------------------------------------------
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated                      , 20
          ----------------------    ----

     In the presence of


NOTICE.  THE  SIGNATURE  OF  THIS  ASSIGNMENT  MUST CORRESPOND WITH THE NAMES AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


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